UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 26, 2008

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware (State or other jurisdiction of incorporation or organization)	47-0938234 (I.R.S. Employer Identification No.)

1700 Old Deerfield Road, Highland Park, Illinois (Address of principal executive offices)	60035 (Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2008, the Registrant, Solo Cup Investment Corporation (“SCIC”), Vestar Capital Partners IV, L.P. (“VCP”), Vestar Cup Investment, LLC (“Vestar Investment”), Vestar Cup Investment II, LLC (“Vestar Investment II”), SCC Holding Company LLC (“SCC”) and the parties identified on the signature pages as Management Investors entered into a First Amendment to Stockholders’ Agreement (the “First Amendment”) which amended certain terms of the Stockholders’ Agreement dated February 24, 2004 (“Original Agreement”), and filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.18 to the Registrant’s Registration Statement on Form S-4 on June 24, 2004 (Original Agreement and First Amendment collectively, the “Shareholders’ Agreement”).

The First Amendment, which is filed herewith as Exhibit 10.32 and is incorporated herein by reference, provides that an Outside Director (as defined in the First Amendment) may receive a director fee for serving on the Board of Directors of the Registrant or its subsidiaries provided that such fees may not exceed $100,000 annually in the aggregate. An Outsider Director is a director designated by VCP pursuant to the Shareholders’ Agreement that is not an employee, manager, partner, director or officer of VCP, Vestar Investment or Vestar Investment II.

VCP currently holds 99.6% of the outstanding convertible participating preferred stock (“CPPS”) of SCIC, which in turn owns all of the outstanding common stock of the Registrant. The CPPS is currently convertible at any time, at the option of the holders, into 32.7% of the common stock of SCIC and is entitled to vote on all matters to be voted upon by holders of common stock, voting together with the holders of common stock as a single class. VCP acquired its interest in SCIC on February 27, 2004 for consideration of $240.0 million in cash. In connection with its investment in SCIC, VCP entered into a preferred stock purchase agreement with SCIC, the Shareholders’ Agreement, a registration rights agreement with SCIC and SCC and other stockholders of SCIC, and a management agreement with SCIC and the Company, each as more fully described in the Registrant’s Registration Statement on Form S-4 filed with the SEC on June 25, 2004 and incorporated herein by reference. The Shareholders’ Agreement and the Certificate of Designations, adopted by SCIC’s board of directors on February 27, 2004 governing SCIC’s CPPS (the “Certificate of Designations”), which was filed with the SEC as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4 on June 25, 2004 contain terms governing, among other things, the election of directors to the board of each of the Registrant and SCIC as more fully described in such Registration Statement and incorporated herein by reference. In addition, a Transition Agreement among VCP, Vestar Investment, Vestar Investment II, SCC, SCIC and the Registrant dated December 14, 2006 contains terms governing the transition of the control of the board of each of the Registrant and SCIC as more fully described in the Registrant’s Form 8-K filed with the SEC on December 15, 2006 as Exhibit 10.1 to the Registrant’s Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d)	Exhibits

Exhibit No.	Description

10.32	First Amendment to Stockholders’ Agreement, dated June 26, 2008, between Vestar Capital Partners IV, L.P., Vestar Cup Investment, LLC, Vestar Cup Investment II, LLC, SCC Holding Company LLC, Solo Cup Company, Solo Cup Investment Corporation and the parties identified on the signature pages thereto as Management Investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Robert M. Korzenski
Robert M. Korzenski Chief Executive Officer and President

Date: July 2, 2008

4